TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Small Company Growth

The following information supplements and amends information concerning Transamerica Small Company Growth:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Small Company Growth, which is now expected to occur on or about October 26, 2012.

In order to achieve an orderly liquidation, the fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

Effective on or about October 26, 2012, Transamerica Small Company Growth is deleted in its entirety from the Class I2 Prospectus and the Statement of Additional Information.

Effective on or about October 26, 2012, references to Transamerica Small Company Growth are deleted from the section entitled “List and Description of Certain Underlying Funds” in the Retail Prospectus.

This supplement supersedes the supplement filed on May 24, 2012 concerning the liquidation of Transamerica Small Company Growth.

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Investors Should Retain this Supplement for Future Reference

September 27, 2012